SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   April 28, 2005

     Delta Apparel, Inc.
(Exact name of registrant as specified in its charter)

      Georgia
(State or Other Jurisdiction
of Incorporation)

1-15583	58-2508794
(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Suite 100, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

     (678) 775-6900
(Registrant’s Telephone Number
Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

        On April 28, 2005, the Company issued a press release containing financial information and accompanying discussion for the quarter ended April 2, 2005. The full text of the press release is attached hereto as Exhibit 99.1.

Item 8.01        Other Events

        On April 28, 2005, the Company issued a press release announcing that its Board of Directors has declared a two-for-one stock split and a cash dividend of four cents per common share of stock outstanding after the effectiveness of the stock split (equivalent to eight cents per common share outstanding prior to the effectiveness of the stock split). The full text of the press release is attached hereto as Exhibit 99.2.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits

(c)          The following exhibits are included with this Report:

99.1        Press release issued by Delta Apparel, Inc. on April 28, 2005.

99.2        Press release issued by Delta Apparel, Inc. on April 28, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

/s/ Herbert M. Mueller
Date: April 28, 2005	Herbert M. Mueller Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number         Description

99.1                             Press release issued by Delta Apparel, Inc. on April 28, 2005.

99.2                             Press release issued by Delta Apparel, Inc. on April 28, 2005.